Benchmark Electronics Second Quarter Fiscal Year 2026 Results July 29, 2026

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In particular, statements, expressed or implied, concerning the Company's outlook and guidance for third quarter and fiscal year 2026 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s expectations regarding enterprise AI opportunities, anticipated growth in bookings, and repurchases of shares of its common stock, the Company’s expectations regarding restructuring activity and charges, stock-based compensation expense, amortization of intangibles, award or extension of any tax incentives and capital expenditures, the Company’s intentions concerning the payment of dividends, the Company’s expectations regarding the impact of inflation, tariffs and trade policies, and the Company’s positions and strategies with respect to ongoing or threatened litigation and expected outcomes, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions, that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Risks and uncertainties relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions in the Middle East and elsewhere, trade restrictions and sanctions, tariffs and retaliatory countermeasures, the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, or write-downs or write-offs of obsolete or unsold inventory, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts, including discrete tax items, and other non-GAAP tax adjustments, of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Today’s Speakers Bryan Schumaker EVP and Chief Financial Officer David Moezidis President & Chief Executive Officer

Second Quarter Summary GAAP AND NON-GAAP REVENUE $756M NON-GAAP OPERATING INCOME GROWTH 30% NON-GAAP EPS $0.75 NON-GAAP EPS GROWTH 36% Revenue and EPS exceeded high end of the prior guidance range Top line growth of 18% year-over-year led by double-digit performance in four of five sectors Achieved strong bookings during the quarter Raising full year revenue guidance to 13% growth, positioning us to achieve a record $3 billion in revenue * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Business Highlights Well-Positioned Portfolio   Top line performance driven by double-digit growth in 4 of 5 sectors Each of our sectors are benefitting from multi-year demand drivers Growing product complexity has expanded our customer partnerships Customer Focus Driving Results Continued bookings momentum Organization-wide execution driving increased share of wallet Expanded strategic partnership with Ouster in next-gen physical AI  Continued Financial Discipline Operating Income and EPS growing 1.5-2x faster than revenue in 2026  Generating positive Free Cash Flow while investing in future growth  Strong balance sheet provides flexibility around capital allocation    Further Investing in Growth Penang PT 4 investments on schedule Adding a new building in Thailand, scheduled for completion in late 2027 Investing in automation and AI to improve productivity

Financial Results (Non-GAAP) THREE MONTHS ENDED June 30 2025 THREE MONTHS ENDED March 31 2026 THREE MONTHS ENDED June 30 2026 (in millions, except per share) Revenue $642 $677 $756 Gross Margin 10.2% 10.3% 10.5% Operating Margin 4.7% 4.8% 5.2% Effective Tax Rate 24.3% 27.4% 26.6% EPS $0.55 $0.58 $0.75 * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Second Quarter 2026 Sector Performance 18% 29% 15% 17% 21% $756 MILLION Sales ($M) YoY Sector Mix Semi-Cap  $223 17% Industrial 13% $161 Aerospace & Defense $111 (12%) Medical $134 22% AC&C $127 71%

Trended Non-GAAP Results Revenue $756M +18% YoY Q2-25 Q3-25 Q4-25 Q1-26 $756 Q2-26 Operating Income $39M +30% YoY Q2-25 Q3-25 Q4-25 Q1-26 $39 Q2-26 Operating Margin 5.2% +50 bps YoY Q2-25 Q3-25 Q4-25 Q1-26 5.2% Q2-26 Diluted EPS $0.75 +36% YoY Q2-25 Q3-25 Q4-25 Q1-26 $0.75 Q2-26 $0.58 $0.71 $0. 62 $0.55 $32 $39 $33 $30 $677 $681 $704 $642 4.8% 5.5% 4.8% 4.7% * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Balance Sheet and Cash Flow Update (in millions) Debt Structure Q2-26 Senior Secured Term Loan, net of $2 Debt Costs $144 Revolving Credit Facility Drawn Amount $37 Borrowing Capacity Available under Revolver $509 (1) Free Cash Flow (FCF), a non-GAAP measure, is defined as net cash provided by (used in) operations less capex Generated $22 million in Free Cash Flow while supporting investment in growth   Balance sheet remains strong, with net cash at $134 million and over $500 million in available capacity Returned $6 million to investors in the quarter Q2-25 Q1-26 Q2-26 Cash Flows (Used) from Operations ($3) $47 $35 Free Cash Flow (Used) (1) ($15) $29 $22 Share Repurchases $8 $6 $0 Cash $265 $325 $315

Working Capital Trends Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 Accounts Receivable Days 52 50 50 50 54 Contract Asset Days 25 26 23 25 23 Inventory Days 83 75 69 75 72 Accounts Payable Days (55) (56) (58) (67) (73) Customer Advance Payment Days (20) (18) (17) (16) (17) Cash Conversion Cycle Days 85 77 67 67 59

Q3 2026 Guidance Q3-26E Net Sales $755M to $795M Gross Margin – non-GAAP 10.5% to 10.7% Operating Margin – non-GAAP 5.3% to 5.5% Interest and Other Expenses ~$3.0M Non-operating Expenses $3.5M to $4.0M Stock-Based Compensation ~$8.4M Effective Tax Rate 26% to 27% Diluted EPS – GAAP $0.51 to $0.57 Diluted EPS – non-GAAP $0.76 to $0.82 Weighted-Average Shares ~36.4M

Sector Outlook Semi-Cap Expecting sequential and year-over-year acceleration in 2H 2026 Penang PT 4 ramping operations to support growth Share of wallet gains combined with strong underlying demand Industrial Excluding one-time benefit, performing in-line with expectations Continuing to win new programs, including a competitive take-away in the quarter Production ramp activities increasing as we exit 2026 Significant ramp in AI-related revenue from clustered AI and on-prem cloud Continue to expect strong year-over-year growth in 2026 Next-gen HPC opportunities anticipated to enter early production late Q4 into 2027 Advanced Computing & Communications Continues to track to expectations for double-digit growth Benefiting from end-market strength and new program ramps Broad-based engineering wins support future growth Medical 2026 tracking as expected, with 2H stronger than 1H Largest bookings quarter out of all our sectors in Q2, notably Defense and Space  Positioned well for growth in 2027 Aerospace & Defense

Summary 1.  Growth Expectations Continue to Improve Increasing 2026 outlook to 13% growth, which would position the Company to achieve a record $3 billion in revenue Four of five sectors are growing double-digits, with Semi-Cap and AC&C leading the upside Record bookings reflect continued success across existing and new customer relationships 2.  Investing in Future Growth Ramping PT production in Penang and expanding Thailand to support future EMS growth Continuing to invest in our people and processes to efficiently deliver customer success 3.  Operating Leverage Expected throughout 2026 Expecting Operating Income and Earnings to grow 1.5-2.0x faster than revenue Positioned for attractive operating leverage expansion in 2H vs 1H

Appendix

APPENDIX 1 – Reconciliation of GAAP to Non-GAAP (in thousands, except per share data – unaudited)